DELAWARE GROUP® EQUITY FUNDS III

Delaware American Services Fund
(the “Fund”)

Supplement to the Fund’s Prospectuses
dated October 28, 2009

On January 19, 2010, the Board of Trustees of Delaware Group Equity Funds III approved changes to the Fund’s name, investment objective, investment strategies, and policies to reposition the Fund as a focus growth equity fund. Under the Fund’s new investment strategies and policies, the Fund’s policy requiring that it invest at least 80% of its net assets in U.S. service or service-related companies across the economic spectrum will be eliminated. The Fund’s investment strategies and policies will reflect a focus growth strategy investing primarily in common stocks of companies of any size or market capitalization, rather than in service and service-related companies of any size. The Fund’s current investment objective seeks to provide long-term capital growth. The Fund’s new investment objective will seek long-term capital appreciation. In connection with these changes, the Fund will change its name to Delaware Growth Equity Fund.

In addition, in connection with the repositioning of the Fund as a focus growth fund, the Fund’s performance will be measured against a new benchmark that the investment manager believes is a more appropriate benchmark of the Fund’s investments. The Fund’s current benchmark is the S&P 500 Index. To reflect the Fund’s new strategy, the Fund’s performance will be measured against the Russell 3000® Growth Index.

The changes to the Fund’s name and objective will become effective 60 days after the date of this Supplement. The Fund will be transitioned to a focus growth fund over a period of 30 days. The Fund’s current policy to invest at least at least 80% of its net assets in service or service-related companies will be eliminated 60 days after the date of this Supplement.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

In connection with these changes, Jeffrey S. Van Harte, Christopher J. Bonavico, Kenneth F. Broad, Christopher M. Ericksen, Patrick G. Fortier, Gregory Heywood, and Daniel J. Prislin will assume portfolio management responsibilities for the Fund as of the date of this Supplement.

The following replaces the section entitled, “Who manages the Fund — Portfolio managers” on page 17:

Jeffrey S. Van Harte has primary responsibility for making day-to-day investment decisions for the Fund. In making investment decisions for the Fund, Mr. Van Harte regularly consults with Christopher J. Bonavico, Kenneth F. Broad, Christopher M. Ericksen, Patrick G. Fortier, Gregory Heywood, and Daniel J. Prislin. Messrs. Van Harte, Bonavico, Broad, Ericksen, Fortier, Heywood, and Prislin assumed responsibility for the Fund on January 21, 2010.

Jeffrey S. Van Harte, CFA, Senior Vice President, Chief Investment Officer – Focus Growth Equity
Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 in his current position, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Kenneth F. Broad joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, Equity Analyst
Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Patrick G. Fortier, CFA, Vice President, Portfolio Manager, Equity Analyst
Patrick G. Fortier joined Delaware Investments in April 2005 as a portfolio manager on the Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2000, he worked for OLDE Equity Research as an equity analyst. Fortier received his bachelor’s degree in finance from the University of Kentucky.

Gregory M. Heywood, CFA, Vice President, Portfolio Manager, Equity Analyst
Gregory M. Heywood joined Delaware Investments in April 2005 as a portfolio manager and analyst on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a research analyst at Transamerica Investment Management. Before joining Transamerica in 2004, he worked as a senior analyst for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003, where he was responsible for emerging market equity research. From 1993 to 1995, he was an analyst at Globalvest Management and Valuevest Management, where he researched emerging market and developed international market companies. Heywood received a bachelor’s degree in economics and an MBA in finance from the University of California at Berkeley.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

Additionally, Van Tran will assume portfolio management responsibilities for the Fund on February 1, 2010.

The following is added to the section entitled, “Who manages the Fund — Portfolio managers” beginning on page 17:

Van Tran, Assistant Vice President, Portfolio Manager, Equity Analyst
Van Tran, who joined Delaware Investments in April 2005, is a portfolio manager and research analyst on the Focus Growth Equity team. This team, which is based in San Francisco, is responsible for large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. She was most recently a research analyst at Transamerica Investment Management. Before joining Transamerica in 2000, Tran worked for Paine Webber from 1999 to 2000 and CIBC Oppenheimer from 1996 to 1999. She received her bachelor’s degree from the University of California at San Diego.

The changes described immediately below become effective 60 days after the date of this Supplement.

All references to “Delaware American Services Fund” are hereby replaced with “Delaware Growth Equity Fund.”

The following replaces the section entitled, “Fund profile: Delaware American Services Fund — What is the Fund’s investment objective?” on page 1:

Fund profile: Delaware Growth Equity Fund

What is the Fund’s investment objective?
Delaware Growth Equity Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities of companies we believe have the potential for sustainable free cash flow growth. Although the Fund will strive to meet its investment objective, there is no assurance that it will.

The following replaces the section entitled, “Fund profile: Delaware American Services Fund — What are the Fund’s main investment strategies?” on page 1:

What are the Fund’s main investment strategies?
The Fund invests primarily in common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. The Fund's investment manager, Delaware Management Company (Manager or we), will consider companies of any size or market capitalization. Using a bottom-up approach, we seek to select securities we believe have large end market potential or dominance of a profitable niche market, dominant business models, and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation, and the company's shareholder orientation.

The following replaces the section entitled, “Who should invest in the Fund” on page 1:

Who should invest in the Fund
●	Investors with long-term financial goals
●	Investors seeking an investment primarily in common stocks
●	Investors seeking exposure to capital appreciation opportunities across a broad range of industry sectors and company sizes

The following replaces the section entitled, “Who should not invest in the Fund” on page 1:

Who should not invest in the Fund

●     Investors with short-term financial goals
●	Investors whose primary goal is current income
●	Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term

The following replaces the section entitled, “Fund profile: Delaware American Services Fund — What are the main risks of investing in the Fund?” on page 2:

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. This Fund may be subject to greater investment risk than other funds because the companies in which the Fund invests are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.

In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products or services, limited financial resources, and greater sensitivity to economic conditions. Stocks of smaller companies may experience volatile trading and price fluctuations, especially in the short term.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For a more complete discussion of risk, please see "The risks of investing in the Fund."

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

The following is added as the second paragraph in the section entitled, “How has Delaware American Services Fund performed?” on page 4:

Effective January 21, 2010, the Fund is changing its investment objective to seeking long-term capital appreciation and transitioning its investment strategy so that it invests primarily in common stocks of companies of any size or market capitalization. Prior to this time, the Fund invested at least 80% of its net assets in U.S. service or service related companies across the economic spectrum. The returns reflected in the bar chart and the table below may not be indicative of future performance.

With respect to the Class A * Class B * Class C * Class R prospectus only, the following is hereby inserted as the last line of the table entitled, "Average annual total returns for periods ended December 31, 2008" in the section entitled, "How has Delaware American Services Fund performed?" on page 5:

	1 year	5 years	Lifetime1

Russell 3000® Growth Index3 (reflects no deduction for fees, expenses, or taxes)	(38.44%)	(3.33%)	(4.01%)

With respect to the Institutional Class prospectus only, the following is hereby inserted as the last line of the table entitled, "Average annual total returns for periods ended December 31, 2008" in the section entitled, "How has Delaware American Services Fund performed?" on page 4:

	1 year	5 years	Lifetime1

Russell 3000® Growth Index2 (reflects no deduction for fees, expenses, or taxes)	(38.44%)	(3.33%)	(4.01%)

The following replaces the paragraph under the table entitled, "Average annual total returns for periods ended December 31, 2008" in the section entitled, "How has Delaware American Services Fund performed?" on page 4:

The Fund's returns above are compared to the performances of the Russell 3000 Growth Index and the S&P 500 Index. The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market. It is important to note that, unlike the Fund, the Indices are unmanaged and do not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Maximum sales charges are included in the Fund returns shown above.

With respect to the Class A * Class B * Class C * Class R prospectus only, the following replaces footnote 1 under the table entitled, "Average annual total returns for periods ended December 31, 2008" in the section entitled, "How has Delaware American Services Fund performed?" on page 5:

1
Lifetime returns are shown if the Fund or Class existed for less than 10 years. The returns shown for Class A, Class B, Class C, and Class R shares are for the lifetime period because the inception date for Class A shares of the Fund was December 29, 1999; Class B and Class C shares was February 28, 2001; and Class R shares was October 1, 2005. The Index returns are for the Fund’s Class A lifetime period. The S&P Index and Russell 3000 Growth Index returns for Class B and Class C lifetimes are

-2.20% and -4.00%, respectively. The S&P Index and Russell 3000 Growth Index returns for Class R lifetime are -6.84% and -7.16%, respectively. The Indices report returns on a monthly basis as of the last day of the month. As a result, the Index returns for Class A lifetime reflects the return from December 31, 1999 through December 31, 2008; for Class B and Class C lifetimes reflect the return from February 28, 2001 through December 31, 2008; and for Class R lifetime reflects the return from October 31, 2005 through December 31, 2008.

With respect to the Class A * Class B * Class C * Class R prospectus only, footnote 3 below regarding the Fund’s benchmark is hereby added under the table entitled, "Average annual total returns for periods ended December 31, 2008" in the section entitled, "How has Delaware American Services Fund performed?":

3
The Russell 3000 Growth Index is replacing the S&P 500 Index as the Fund’s benchmark in connection with the Fund’s transition of investment strategy. The investment manager believes that the Russell 3000 Growth Index is a more appropriate benchmark of the Fund’s investments that will better reflect the Fund’s comparative performance within a focus growth equity universe. The S&P 500 Index may be excluded from this comparison in the future.

With respect to the Institutional Class prospectus only, footnote 2 below regarding the Fund’s benchmark is hereby added under the table entitled, "Average annual total returns for periods ended December 31, 2008" in the section entitled, "How has Delaware American Services Fund performed?":

2
The Russell 3000 Growth Index is replacing the S&P 500 Index as the Fund’s benchmark in connection with the Fund’s transition of investment strategy. The investment manager believes that the Russell 3000 Growth Index is a more appropriate benchmark of the Fund’s investments that will better reflect the Fund’s comparative performance within a focus growth equity universe. The S&P 500 Index may be excluded from this comparison in the future.

The following replaces the section entitled, “How we manage the Fund — Our investment strategies” on page 8:

We take a disciplined approach to investing, combining investment strategies and risk management techniques that we believe can help shareholders meet their goals.

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Specifically, we look for structural changes in the economy, industry or product cycle changes, or changes in management, targeting those companies that can best capitalize on such changes. The following is a description of how the portfolio managers pursue the Fund's investment objective.

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience sustainable free cash flow growth. Using a bottom-up approach, we look for companies that:

•	have large end market potential or dominance of a profitable niche market, dominant business models, and strong free cash flow generation;
•	demonstrate operational and scale efficiencies;
•	have demonstrated expertise for capital allocation; and
•	have clear shareholder-oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company, helping us to identify companies that we believe are poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock.

We maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small-, medium-, and large-sized companies.

The Fund's investment objective is nonfundamental. This means that the Board may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders at least 60 days before the change in the objective became effective.

The following replaces the information relating to American depositary receipts (ADRs), Convertible securities, and Futures and options in the section entitled, “How we manage the Fund— The securities in which the Fund typically invests” beginning on page 9:

Foreign securities and American depositary receipts (ADRs)
Foreign securities are issued directly by non-U.S. entities. ADRs are typically issued by a U.S. bank and represent the bank’s holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

How the Fund uses them: We may invest up to 20% of the Fund’s net assets in securities of foreign issuers. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs. Direct ownership of foreign securities will typically not be a significant part of our strategy. We may, however, own ADRs when we think they offer greater appreciation potential than U.S. securities.

The following supplements the information in the section entitled, “How we manage the Fund— The risks of investing in the Fund” beginning on page 13:

Issuer concentration risk
The portfolio generally holds 40 to 60 securities, although from time to time, the portfolio may hold fewer or more securities depending on our assessment of the investment opportunities available. This allows us to focus on the potential of those particular issuers, but it also means that the Fund may be more volatile than those funds that hold a greater number of securities.

How the Fund strives to manage it: We follow a rigorous selection process when choosing securities and continually monitor them while they remain in the portfolio.

Counterparty risk
If a fund enters into a derivative contract (such as a swap, futures or options contract or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract of agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization. As a result, the fund may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: We try to minimize this risk by considering the creditworthiness of all parties before we enter into transaction with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

Government and regulatory risk
Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a fund.

How the Fund strives to manage it: We evaluate the economic and political climate in the U.S. before selecting securities for the Fund. We typically diversify the Fund’s assets among a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular issuers, or market sectors.

Foreign risk
Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic or government conditions, increased transaction costs, or inadequate regulatory and accounting standards.

How the Fund strives to manage it: The Fund typically invests only a small portion of its portfolio in foreign securities or ADRs. When it does purchase foreign securities, such securities are often denominated in U.S. dollars. The Fund also tends to avoid markets where the Manager believes accounting standards or the regulatory structure are underdeveloped.

Emerging markets risk
Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information about issuers and the information that is available tends to be of a lesser quality. Economic structures and markets tend to be less mature and diverse and the securities markets which are subject to less government regulation or supervision may also be smaller, less liquid, and subject to greater price volatility.

How the Fund strives to manage it: The Fund may invest in emerging market securities. Striving to manage this risk for the Fund, the Manager carefully screens securities within emerging markets and attempts to consider material risks associated with an individual company or bond issuer.

Political risk
Political risk is the risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

How the Fund strives to manage it: The Manager evaluates the political situations in the countries where the Fund invests and takes into account any potential risks before we select securities for the Fund. However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

Currency risk
Currency risk is the risk that the value of a fund’s investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

How the Fund strives to manage it: The Manager may try to hedge the Fund’s currency risk by purchasing foreign currency exchange contracts. If the Fund agrees to purchase or sell foreign securities at a pre-set price on a future date, the Manager may attempt to protect the value of a security the Fund owns from future changes in currency rates. If the Fund has agreed to purchase or sell a security, the Manager may also use foreign currency exchange contracts to “lock-in” the security’s price in terms of U.S. dollars or another applicable currency. The Fund may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Information risk
Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

How the Fund strives to manage it: The Manager conducts fundamental research on the companies that the Fund invests in rather than relying solely on information available through financial reporting. As part of its worldwide research process, the Manager emphasizes company visits. The Manager believes this will help it to better uncover any potential weaknesses in individual companies.

Inefficient market risk
Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

How the Fund strives to manage it: The Fund will attempt to reduce these risks by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

Transaction costs risk
Transaction costs risk relates to the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, which may be higher than those involved in domestic transactions.

How the Fund strives to manage it: The Fund is subject to this risk. The Manager strives to monitor transaction costs and to choose an efficient trading strategy for the Fund.

Please keep this Supplement for future reference.

This Supplement is dated January 21, 2010.